                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported):  March 23, 1998


                      AMERICAN INDUSTRIAL PROPERTIES REIT
             (Exact Name of Registrant as Specified in its Charter)




             TEXAS                       1-9016                  75-6335572
(State or Other Jurisdiction of  (Commission File Number)   (I.R.S. Employer
Incorporation or Organization)                              Identification Number)


       6210 NORTH BELTLINE ROAD, SUITE 170, IRVING, TEXAS      75063
        (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)             (ZIP CODE)


      Registrant's telephone number, including area code:  (972) 756-6000

ITEM 5.  OTHER EVENTS.

CENTRAL PARK OFFICE TECH AND SKYWAY CIRCLE SOUTH

    On August 29, 1997, the Trust acquired Central Park Office Tech ("Central Park") and Skyway Circle South ("Skyway") from CM Property Management, Inc., a Connecticut corporation. Central Park is a 70,250 square foot light industrial building located in Richardson, Texas, a headquarters location for several technology and telecommunications companies. Central Park is situated on 4.80 acres and is 100% leased to 10 tenants, including Lam Research, Corp. and KLA-Tencor, Corp. both of which are involved in the semiconductor industry.

    The Trust purchased Central Park for $4,200,000 in cash. The purchase price was funded from the cash proceeds received from the private placements of common shares of beneficial interest, par value $0.10 per share ("Common Shares"), in July 1997 (the "Private Placements").

    Skyway is a 67,015 square foot light industrial building located within the master planned development of Las Colinas in Irving, Texas. Skyway is situated on 4.0 acres and is currently 84% leased to five tenants, including Standard Motor Products, a New York Stock Exchange listed producer of automotive components.

    The Trust purchased Skyway for $2,200,000 in cash. The purchase price was funded from the cash proceeds received from the Private Placements.

CORPOREX PLAZA I AND PRESIDENTS' PLAZA BUSINESS CENTER

    On December 23, 1997, the Trust acquired Corporex Plaza I ("Plaza I") and Presidents' Plaza Business Center ("Presidents' Plaza") from CPX-Westshore Corporation, a Florida corporation and Corporex Properties of Tampa, a Florida corporation. Plaza I is a 93,508 square foot light industrial building located in Tampa, Florida. Plaza I is situated on 6.546 acres and is 87.9% leased to 22 tenants, including Medig/PRN Life Support Services, Inc. and BBJ Chemical Compounds, Inc.

    Presidents' Plaza is a 41,690 square foot light industrial building located in Tampa, Florida. Presidents' Plaza is situated on 3.96 acres and is 72.7% leased to 10 tenants, including Ericsson GE Mobile Communications, Inc. and Blue Cross/Blue Shield of Florida.

    The Trust purchased the two properties for a combined $7,323,112. The purchase price was funded through (i) $4,700,000 in borrowings under the Trust's $35 million secured acquisition line with Prudential Securities Credit Corporation and (ii) the remainder from the cash proceeds received from the Private Placements.

INVERNESS

    On December 30, 1997, the Trust acquired Inverness from Equitable Life Assurance Society of the United States, a New York corporation. Inverness is a 96,386 square foot light industrial building located in Denver, Colorado. Inverness is situated on 8.607 acres and is 100% leased to nine tenants, including Centura Health Corporation and Transtracheal Systems, Inc.

    The Trust purchased Inverness for $7,550,000. The purchase price was funded through (i) $4,900,000 in borrowings under the Trust's $35 million secured acquisition line with Prudential Securities Credit Corporation and (ii) the remainder from the cash proceeds received from the Private Placements.

AVION

    On December 31, 1997, the Trust acquired Avion from Nanook Partners, a Delaware limited partnership. Avion is a 69,694 square foot light industrial building located in Dallas, Texas. Avion is situated on 5.447 acres and is 94.8% leased to seven tenants, including Intellicall, Inc. and EICON Technology, Inc.

    The Trust purchased Avion for $4,750,000. The purchase price was funded through (i) $3,300,000 in borrowings under the Trust's $35 million secured acquisition line with Prudential Securities Credit Corporation and (ii) the remainder from the cash proceeds received from the Private Placements.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) Financial Statements: See Index to Financial Statements and Pro Forma Financial Information appearing on page F-1 of this Form 8-K.

         (b) Pro Forma Financial Information: See Index to Financial Statements and Pro Forma Financial Information appearing on page F-1 of this Form 8-K.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           AMERICAN INDUSTRIAL PROPERTIES REIT


                                           By:  /s/ CHARLES W. WOLCOTT
                                              ---------------------------------
                                                    Charles W. Wolcott
                                              President and Chief Executive
                                                         Officer


March 23, 1998

INDEX TO FINANCIAL STATEMENTS AND PRO FORMA FINANCIAL INFORMATION


FINANCIAL STATEMENTS
     SKYWAY AND CENTRAL PARK INDUSTRIAL PROPERTIES
         Report of Independent Auditors                                     F-2
         Combined Historical Summary of Gross Income and Direct Operating
         Expenses                                                           F-3
         Notes to Combined Historical Summary of Gross Income and Direct
           Operating Expenses                                               F-4
     CORPOREX PLAZA I AND PRESIDENTS' PLAZA BUSINESS CENTER
         Independent Auditor's Report                                       F-6
         Combined Statements of Revenues and Certain Expenses               F-7
         Notes to Combined Statements of Revenues and Certain Expenses      F-8
     INVERNESS INDUSTRIAL PROPERTIES
         Report of Independent Auditors                                     F-10
         Historical Summary of Gross Income and Direct Operating Expenses   F-11
         Notes to Historical Summary of Gross Income and Direct Operating
           Expenses                                                         F-12
     AVION INDUSTRIAL PROPERTIES
         Report of Independent Auditors                                     F-14
         Historical Summary of Gross Income and Direct Operating Expenses   F-15
         Notes to Historical Summary of Gross Income and Direct Operating
           Expenses                                                         F-16

PRO FORMA FINANCIAL INFORMATION                                             F-18
         Pro forma condensed consolidated balance sheet as of
           December 31, 1997                                                F-20
         Pro forma condensed consolidated statement of operations for
           the year ended December 31, 1997                                 F-22

                         Report of Independent Auditors



Board of Trust Managers
American Industrial Properties REIT

We have audited the accompanying Combined Historical Summary of Gross Income and Direct Operating Expenses (the "Combined Historical Summary") of the Skyway and Central Park Industrial Properties (the "Properties"), as described in Note 1 for the year ended December 31, 1996. This Combined Historical Summary is the responsibility of the Properties' management. Our responsibility is to express an opinion on this Combined Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Combined Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Combined Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Combined Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The Combined Historical Summary has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K of American Industrial Properties REIT, as described in Note 1 and is not intended to be a complete presentation of the income and expenses of the Properties.

In our opinion, the Combined Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses of Skyway and Central Park Industrial Properties, as described in Note 1, for the year ended December 31, 1996, in conformity with generally accepted accounting principles.






                                                           /s/ ERNST & YOUNG LLP

                                                               ERNST & YOUNG LLP
Dallas, Texas
March 4, 1998

                  Skyway and Central Park Industrial Properties

                         Combined Historical Summary of
                   Gross Income and Direct Operating Expenses



                                                                            SIX MONTHS
                                                                               ENDED           YEAR ENDED
                                                                              JUNE 30,        DECEMBER 31,
                                                                               1997              1996
                                                                          ---------------------------------
                                                                         (unaudited)

GROSS INCOME
Rental                                                                    $    351,960       $   705,843
Reimbursements                                                                  11,504            37,702
Other                                                                                -             1,727
                                                                          ---------------------------------
   Total gross income                                                          363,464           745,272

DIRECT OPERATING EXPENSES
Repairs and maintenance                                                         19,530            51,676
Utilities and other property operating                                          36,525            63,363
Real estate taxes                                                               53,828            98,027
Management fees                                                                 12,656            25,231
                                                                          ---------------------------------
   Total direct operating expenses                                             122,539           238,297
                                                                          ---------------------------------

Excess of gross income over direct operating expenses                     $    240,925       $   506,975
                                                                          =================================


See accompanying notes.

                  Skyway and Central Park Industrial Properties

              Notes to Combined Historical Summary of Gross Income
                          and Direct Operating Expenses

                        Year Ended December 31, 1996 and
                   Six Months Ended June 30, 1997 (unaudited)


1. ORGANIZATION AND BASIS OF PRESENTATION

The Skyway and Central Park Industrial Properties (the "Properties") are commercial office buildings containing approximately 67,000 and 70,000 square feet, respectively, located in Irving, Texas and Richardson, Texas, respectively. As of December 31, 1996 the Properties were 84% and 87% leased, respectively.

The accompanying Combined Historical Summary has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K of American Industrial Properties REIT. The Combined Historical Summary is not intended to be a complete presentation of income and expenses of the Properties for the year ended December 31, 1996, and the six months ended June 30, 1997, as certain costs such as depreciation, amortization, interest, and other debt service costs have been excluded. These costs are not considered to be direct operating expenses.

INTERIM UNAUDITED FINANCIAL INFORMATION

The accompanying interim unaudited Combined Historical Summary has been prepared pursuant to the rules and regulations of the Securities and Exchange Commission and was prepared on the same basis as the Combined Historical Summary for the year ended December 31, 1996. In the opinion of management of the Properties, all adjustments, consisting only of normal recurring adjustments, necessary for a fair presentation of the information for this interim period have been made. The excess of gross income over direct operating expenses for such interim period is not necessarily indicative of the excess of gross income over direct operating expenses for the full year.


2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of the Combined Historical Summary in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts included in the Combined Historical Summary and accompanying notes thereto. Actual results could differ from those estimates.

                  Skyway and Central Park Industrial Properties

               Notes to Combined Historical Summary of Gross Income
                    and Direct Operating Expenses (continued)


2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

REVENUE RECOGNITION

Minimum rents are recognized on a straight-line basis; as such, the rental revenues for leases which contain rent abatements and contractual increases are recognized on a straight-line basis over the initial term of the related lease. Property operating cost recoveries from tenants of common area maintenance, real estate taxes and other recoverable costs, are recognized in the period when the recoveries are earned.

CAPITALIZATION POLICY

Ordinary repairs and maintenance are expensed as incurred; major replacements and improvements are capitalized.


3. MANAGEMENT FEES

The Properties are managed by a third party. The management fee is $9,000 per year for Skyway and 3.5% of cash receipts per year for Central Park.


4. OPERATING LEASES

The Properties operating leases expire over the next 4 years. The minimum future rentals under operating leases as of December 31, 1996 are as follows:


                 1997                          $      617,811
                 1998                                 459,090
                 1999                                 266,163
                 2000                                  35,347
                                               --------------
                                                    1,378,411
                                               ==============


5. SUBSEQUENT EVENT

On August 29, 1997, the Properties were sold for a purchase price of $6.4 million to American Industrial Properties REIT.

INDEPENDENT AUDITOR'S REPORT


To the Board of Trust Managers
 of American Industrial Properties REIT:

We have audited the accompanying combined statement of revenues and certain expenses (defined as being operating revenues less direct operating expenses) of Corporex Plaza I and Presidents' Plaza Business Center (the "Properties") for the year ended December 31, 1996. This financial statement is the responsibility of the Properties' management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined statement of revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K filing of American Industrial Properties REIT. Material amounts, described in Note 1 to the combined statement of revenues and certain expenses, that would not be comparable to those resulting from the proposed future operations of the Properties are excluded and the statement is not intended to be a complete presentation of the revenues and expenses of these properties.

In our opinion, such combined statement of revenues and certain expenses presents fairly, in all material respects, the revenues and certain expenses, as defined above, of the Properties for the year ended December 31, 1996, in conformity with generally accepted accounting principles.





/s/ DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP

Cincinnati, Ohio
January 26, 1998

CORPOREX PLAZA I AND
PRESIDENTS' PLAZA BUSINESS CENTER

COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES
-------------------------------------------------------------------------------


                                                   NINE MONTHS
                                                      ENDED
                                                  SEPTEMBER 30,     YEAR ENDED
                                                      1997         DECEMBER 31,
                                                   (UNAUDITED)         1996
                                                  ------------     ------------
REVENUES:
  Rental                                          $    604,325     $    830,523
  Reimbursements and other                              99,601          171,208
                                                  ------------     ------------
      Total gross income                               703,926        1,001,731
                                                  ------------     ------------

CERTAIN EXPENSES:
  Real estate taxes                                     56,430           87,479
  Repairs and maintenance                               30,174           56,104
  Management fees                                       23,186           34,200
  Contract services                                     24,431           33,999
  Utilities                                             24,292           27,741
  General and administrative                            39,412           26,596
  Bad debt expense                                         389           27,389
                                                  ------------     ------------
      Total direct operating expenses                  198,314          293,508
                                                  ------------     ------------

EXCESS OF REVENUES OVER
  CERTAIN EXPENSES                                $    505,612     $    708,223
                                                  ============     ============


See notes to combined statement of revenues and certain expenses.

CORPOREX PLAZA I AND PRESIDENTS' PLAZA BUSINESS CENTER

NOTES TO COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES
-------------------------------------------------------------------------------


1.   DESCRIPTION, ORGANIZATION AND BASIS OF PRESENTATION

     Corporex Plaza I and Presidents' Plaza Business Center (the "Properties") are each industrial properties consisting of approximately 94,000 and 42,000, square feet, respectively. These properties are located in Tampa, Florida.

     The accompanying combined statement of revenues and certain expenses has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K filing of American Industrial Properties REIT. The combined statement of revenues and certain expenses are not intended to be a complete presentation of income and expenses of Corporex Plaza I and Presidents' Plaza Business Center for the nine months ended September 30, 1997 and the year ended December 31, 1996, as depreciation, amortization, interest, and other debt service costs have been excluded. These costs are not considered to be directly related to the future operations of the Properties.

     INTERIM UNAUDITED FINANCIAL INFORMATION - The accompanying unaudited statement of revenues and certain expenses for the nine months ended September 30, 1997 has been prepared pursuant to the rules and regulations of the Securities and Exchange Commission and was prepared on the same basis as the combined statement of revenues and certain expenses for the year ended December 31, 1996. In the opinion of management of the Properties, all adjustments, consisting only of normal recurring adjustments, necessary for a fair presentation of the information for this interim period have been made. The excess of revenues over certain expenses for such interim period is not necessarily indicative of the excess of revenues over certain expenses for the full year.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     USE OF ESTIMATES - The preparation of the Properties' combined statements of revenues and certain expenses in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the combined statements of revenues and certain expenses and accompanying notes. Actual amounts could differ from those estimates.

     REVENUE RECOGNITION - Minimum rents are recognized on a straight-line basis; as such, the rental revenues for leases that contain rent abatements and contractual increases are recognized on a straight-line basis over the initial term of the related lease. Property operating cost recoveries from tenants of common area maintenance real estate taxes and other recoverable costs are recognized in the period when the recoveries are earned.

     CAPITALIZATION POLICY - Ordinary repairs and maintenance are expensed as incurred; major replacements and betterments are capitalized.

3.   TRANSACTIONS WITH AFFILIATES

     Corporex Development Service of Florida, a related party through common ownership, provides management and leasing services to the Properties. Amounts charged for such services were $24,075 (unaudited) and $38,124 for the nine months ended September 30, 1997 and the year ended December 31, 1996, respectively.

     Management fees are based upon 4% of net rental income collected and charges for leasing services are based upon 1.40% of gross rents under the lease. These amounts are included within expenses in the accompanying combined statement of revenue and certain expenses.

4.   OPERATING LEASES

     The Properties have operating leases with terms ranging from one to ten years. The minimum future rentals under operating leases as of December 31, 1996, including new leases and lease renewals which have occurred up through December 23, 1997, are as follows:

     Year ending December 31:
       1997                           $  781,394
       1998                              736,157
       1999                              603,617
       2000                              487,671
       2001                              334,583
       Thereafter                        347,053
                                      ----------
     Total                            $3,290,475
                                      ==========



5.   SUBSEQUENT EVENT

     On December 23, 1997, the Properties were sold for a combined purchase price of $7,323,112 to a partnership owned by American Industrial Properties REIT.


                                     *****

                         Report of Independent Auditors



Board of Trust Managers
American Industrial Properties REIT

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses of the Inverness Industrial Property (the "Property"), as described in Note 1 for the year ended December 31, 1996. This Historical Summary is the responsibility of the Property's management. Our responsibility is to express an opinion on this Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The Historical Summary has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K of American Industrial Properties REIT, as described in Note 1 and is not intended to be a complete presentation of the income and expenses of the Property.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the combined gross income and direct operating expenses of Inverness Industrial Property, as described in Note 1, for the year ended December 31, 1996, in conformity with generally accepted accounting principles.



                                                           /s/ERNST & YOUNG LLP
                                                              ERNST & YOUNG LLP

Dallas, Texas
January 15, 1998

                          Inverness Industrial Property

                              Historical Summary of
                   Gross Income and Direct Operating Expenses



                                                                         NINE MONTHS
                                                                            ENDED           YEAR ENDED
                                                                        SEPTEMBER 30,      DECEMBER 31,
                                                                            1997              1996
                                                                        -------------------------------
                                                                         (unaudited)

GROSS INCOME
Rental                                                                  $    585,003      $    774,338
Reimbursements                                                               152,585           155,863
Other                                                                          2,382             1,566
                                                                        -------------------------------
   Total gross income                                                        739,970           931,767

DIRECT OPERATING EXPENSES
Repairs and maintenance                                                       22,896            63,993
Utilities and other property operating                                        17,663            16,695
General and administrative                                                     9,201             6,132
Real estate taxes                                                            108,708            85,393
Management fees                                                               26,855            33,154
                                                                        -------------------------------
   Total direct operating expenses                                           185,323           205,367
                                                                        -------------------------------

Excess of gross income over direct operating expenses                   $    554,647     $     726,400
                                                                        ===============================


See accompanying notes.

                          Inverness Industrial Property

                   Notes to Historical Summary of Gross Income
                          and Direct Operating Expenses

                        Year Ended December 31, 1996 and
                Nine Months Ended September 30, 1997 (unaudited)


1. ORGANIZATION AND BASIS OF PRESENTATION

The Inverness Industrial Property (the "Property") is a commercial office building containing approximately 96,000 square feet and located in Englewood, Colorado. As of December 31, 1996 the property was 100% leased to a total of nine tenants.

The accompanying Historical Summary has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K of American Industrial Properties REIT. The Historical Summary is not intended to be a complete presentation of income and expenses of the Property for the year ended December 31, 1996, and the nine months ended September 30, 1997, as certain costs such as depreciation, amortization, interest, and other debt service costs have been excluded. These costs are not considered to be direct operating expenses.

INTERIM UNAUDITED FINANCIAL INFORMATION

The accompanying interim unaudited Historical Summary has been prepared pursuant to the rules and regulations of the Securities and Exchange Commission and was prepared on the same basis as the Historical Summary for the year ended December 31, 1996. In the opinion of management of the Property, all adjustments, consisting only of normal recurring adjustments, necessary for a fair presentation of the information for this interim period have been made. The excess of gross income over direct operating expenses for such interim period is not necessarily indicative of the excess of gross income over direct operating expenses for the full year.


2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of the Historical Summary in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts included in the Historical Summary and accompanying notes thereto. Actual results could differ from those estimates.

                          Inverness Industrial Property

                   Notes to Historical Summary of Gross Income
                    and Direct Operating Expenses (continued)


2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

REVENUE RECOGNITION

Minimum rents are recognized on a straight-line basis; as such, the rental revenues for leases which contain rent abatements and contractual increases are recognized on a straight-line basis over the initial term of the related lease. Property operating cost recoveries from tenants of common area maintenance, real estate taxes and other recoverable costs, are recognized in the period when the recoveries are earned.

CAPITALIZATION POLICY

Ordinary reports and maintenance are expensed as incurred; major replacements and improvements are capitalized.


3. MANAGEMENT FEES

The Property is managed by a third party. The management fee is 3.7% of cash receipts per year.


4. OPERATING LEASES

The Properties have operating leases with terms ranging from one to 10 years. The minimum future rentals under operating leases as of December 31, 1996 are as follows:


               1997                     $     607,234
               1998                           779,651
               1999                           782,240
               2000                           645,520
               2001                           324,675
               Thereafter                   1,952,213
                                        -------------
                                        $   5,091,533
                                        =============



5. SUBSEQUENT EVENT

On December 30, 1997, the Property was sold for a purchase price of $7.55 million to American Industrial Properties REIT.

                         Report of Independent Auditors



Board of Trust Managers
American Industrial Properties REIT

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses (the "Historical Summary") of Avion Industrial Property (the "Property"), as described in Note 1 for the year ended December 31, 1996. This Historical Summary is the responsibility of the Property's management. Our responsibility is to express an opinion on this Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The Historical Summary has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K of American Industrial Properties REIT, as described in Note 1 and is not intended to be a complete presentation of the income and expenses of the Property.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses of Avion Industrial Property, as described in Note 1, for the year ended December 31, 1996, in conformity with generally accepted accounting principles.



                                                           /s/ERNST & YOUNG LLP
                                                              ERNST & YOUNG LLP

Dallas, Texas
February 28, 1998

                            Avion Industrial Property

                              Historical Summary of
                    Gross Income and Direct Operating Expenses



                                                                         NINE MONTHS
                                                                            ENDED           YEAR ENDED
                                                                         SEPTEMBER 30,      DECEMBER 31,
                                                                             1997              1996
                                                                        --------------------------------
                                                                         (unaudited)

  GROSS INCOME
  Rental                                                                $   192,068       $    396,094
  Reimbursements                                                              8,701             42,907
  Other                                                                       1,355                 23
                                                                        --------------------------------
     Total gross income                                                     202,124            439,024

  DIRECT OPERATING EXPENSES
  Repairs and maintenance                                                    18,002             12,999
  Utilities and other property operating                                     51,011             60,283
  Real estate taxes                                                          58,651             78,201
  Management fees                                                            15,298             27,317
                                                                        ---------------------------------
     Total direct operating expenses                                        142,962            178,800
                                                                        ---------------------------------

  Excess of gross income over direct operating expenses                 $    59,162       $    260,224
                                                                        =================================


See accompanying notes.

                            Avion Industrial Property

                   Notes to Historical Summary of Gross Income
                          and Direct Operating Expenses

                        Year Ended December 31, 1996 and
                Nine Months Ended September 30, 1997 (unaudited)


1. ORGANIZATION AND BASIS OF PRESENTATION

Avion Industrial Property (the "Property") is a commercial office building containing approximately 70,000 square feet located in Dallas, Texas. Its current rent roll is comprised of six tenants, with one tenant occupying 46% of the net rentable square feet at September 30, 1997.

The accompanying Historical Summary has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K of American Industrial Properties REIT. The Historical Summary is not intended to be a complete presentation of income and expenses of the Property for the year ended December 31, 1996, and the nine months ended September 30, 1997, as certain costs such as depreciation, amortization, interest, and other debt service costs have been excluded. These costs are not considered to be direct operating expenses.

INTERIM UNAUDITED FINANCIAL INFORMATION

The accompanying interim unaudited Historical Summary has been prepared pursuant to the rules and regulations of the Securities and Exchange Commission and was prepared on the same basis as the Historical Summary for the year ended December 31, 1996. In the opinion of management of the Property, all adjustments, consisting only of normal recurring adjustments, necessary for a fair presentation of the information for this interim period have been made. The excess of gross income over direct operating expenses for such interim period is not necessarily indicative of the excess of gross income over direct operating expenses for the full year.


2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of the Historical Summary in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts included in the Historical Summary and accompanying notes thereto. Actual results could differ from those estimates.

                            Avion Industrial Property

                   Notes to Historical Summary of Gross Income
                    and Direct Operating Expenses (continued)


2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

REVENUE RECOGNITION

Minimum rents are recognized on a straight-line basis; as such, the rental revenues for leases which contain rent abatements and contractual increases are recognized on a straight-line basis over the initial term of the related lease. Property operating cost recoveries from tenants of common area maintenance, real estate taxes and other recoverable costs, are recognized in the period when the recoveries are earned.

CAPITALIZATION POLICY

Ordinary repairs and maintenance are expensed as incurred; major replacements and improvements are capitalized.


3. MANAGEMENT FEES

The Property is managed by a third party. The management fee is 5.0% of Gross Monthly Collections, as defined in the management agreement.


4. OPERATING LEASES

The Property's minimum future rentals under operating leases as of December 31, 1996 are as follows:

              1997                           $     375,492
              1998                                 441,997
              1999                                 401,863
              2000                                 349,015
              2001                                 342,748
              Thereafter                           151,501
                                             -------------
                                             $   2,062,616
                                             =============



5. SUBSEQUENT EVENT

On December 31, 1997, the Property was sold for approximately $4.75 million to American Industrial Properties REIT.

                       AMERICAN INDUSTRIAL PROPERTIES REIT
                         PRO FORMA FINANCIAL INFORMATION
                       (IN THOUSANDS, EXCEPT SHARE DATA)


         The following Pro Forma Condensed Consolidated Balance Sheet of the Trust as of December 31, 1997 has been prepared as if each of the following transactions had occurred as of December 31, 1997: (i) the acquisition, through AIP Operating, L.P., a limited partnership in which the Trust has a 99% controlling ownership interest, of Spring Valley #6 on February 11, 1998 (the "1998 Acquisition"); (ii) the private placements with three investors of 1,376,245 shares of Common Shares of Beneficial Interest of the Trust (the "Common Shares") with net proceeds of $18,750 in February 1998 (the "1998 Private Placements"); and (iii) the Trust's repurchase of 6,700 Common Shares, for an aggregate cost of $89 (the "Common Share Repurchase").

         The following Pro Forma Condensed Consolidated Statement of Operations of the Trust for the year ended December 31, 1997 has been prepared as if each of the following transactions had occurred as of January 1, 1997: (i) the acquisition of 15 industrial real estate properties (the "1997 Acquisitions");
(ii) the sale of 2 industrial real estate properties (the "1997 Dispositions");
(iii) the merger (the "Merger") with four publicly traded real estate limited partnerships (the "RELPs"); and (iv) the 1998 Acquisition.

         The Pro Forma Financial Information of the Trust has been prepared using the purchase method of accounting for the Merger, whereby the assets and liabilities of the RELPs were adjusted to estimated fair market value, based upon preliminary estimates, which are subject to change as additional information is obtained. The allocations of purchase costs are subject to final determination based upon estimates and other evaluations of fair market value. Therefore, the allocations reflected in the following Pro Forma Financial Information may differ from the amounts ultimately determined.

         Such Pro Forma Financial Information is based in part upon (i) the Consolidated Financial Statements of the Trust for the year ended December 31, 1997, incorporated by reference herein; (ii) the Financial Statements of USAA Real Estate Income Investments I Limited Partnership for the year ended December 31, 1997 filed with Amendment No. 1 to the Trust's Current Report on Form 8-K, dated January 20, 1998, incorporated by reference herein; (iii) the Financial Statements of USAA Real Estate Income Investments II Limited Partnership for the year ended June 30, 1997 and the six months ended December 31, 1997 (unaudited) filed with Amendment No. 1 to the Trust's Current Report on Form 8-K, dated January 20, 1998, incorporated by reference herein; (iv) the Financial Statements of USAA Income Properties III Limited Partnership for the year ended December 31, 1997 filed with Amendment No. 1 to the Trust's Current Report on Form 8-K, dated January 20, 1998, incorporated by reference herein; (v) the Financial Statements of USAA Income Properties IV Limited Partnership for the year ended December 31, 1997 filed with Amendment No. 1 to the Trust's Current Report on Form 8-K, dated January 20, 1998, incorporated by reference herein;
(vi) the unaudited Combined Historical

Summary of Merit Texas Properties Portfolio for the nine months ended September 30, 1997 filed with Amendment No. 1 to the Trust's Current Report on Form 8-K, dated October 17, 1997, incorporated by reference herein; (vii) the Historical Summary of Commerce Center for the year ended May 31, 1997 and the three months ended August 31, 1997 filed with Amendment No. 2 to the Trust's Current Report on Form 8-K, dated November 25, 1997, incorporated by reference herein; (viii) the Historical Summary of Spring Valley #6 Industrial Property for the year ended December 31, 1997 filed with Amendment No. 2 to the Trust's Current Report on Form 8-K, dated February 11, 1998, incorporated by reference herein; (ix) the unaudited Combined Historical Summary of Skyway and Central Park Industrial Properties for the six months ended June 30, 1997 filed with the Trust's Current Report on Form 8-K, dated March 23, 1998, incorporated herein; (x) the unaudited Historical Summary of Inverness Industrial Property for the nine months ended September 30, 1997 filed with the Trust's Current Report on Form 8-K, dated March 23, 1998, incorporated herein; (xi) the unaudited Combined Statement of Revenues and Certain Expenses of Corporex Plaza I and Presidents' Plaza Business Center for the nine months ended September 30, 1997 filed with the Trust's Current Report on Form 8-K, dated March 23, 1998, incorporated herein; and (xii) the unaudited Historical Summary of Avion Industrial Property for the nine months ended September 30, 1997 filed with the Trust's Current Report on Form 8-K, dated March 23, 1998, incorporated herein.

     The Pro Forma Financial Information is presented for information purposes only and is not necessarily indicative of the financial position or results of operations of the Trust that would have occurred if such transactions had been completed on the dates indicated, nor does it purport to be indicative of future financial position or results of operations. In the opinion of the Trust's management, all material adjustments necessary to reflect the effect of these transactions have been made.

                       AMERICAN INDUSTRIAL PROPERTIES REIT
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                             AS OF DECEMBER 31, 1997
                                 (IN THOUSANDS)
                                   (UNAUDITED)

                                                      Trust             Recent                Pro
                                                   Historical (A)    Transactions (B)        Forma
                                                  ------------      --------------         ---------

                                                       ASSETS

Real estate, net                                    $ 239,791         $   9,259   (C)      $ 249,050
Cash - unrestricted                                    11,683            (1,974)  (C)
                                                                         18,002   (D)
                                                                            (89)  (E)         27,622
Cash - restricted                                       2,121                 0                2,121
Other assets, net                                       4,800                65   (C)          4,865
                                                    ---------         ---------            ---------

                                                    $ 258,395         $  25,263            $ 283,658
                                                    =========         =========            =========


                                        LIABILITIES AND SHAREHOLDERS' EQUITY

Mortgage notes payable                              $ 114,226         $   6,475   (C)      $ 120,701
Notes payable to affiliates                             7,200                 0                7,200
Accrued interest payable                                  269                 0                  269
Accounts payable, accrued
   expenses and other                                   7,231                 0                7,231
Tenant security deposits                                1,254                 0                1,254
                                                    ---------         ---------            ---------
                                                      130,180             6,475              136,655

Minority interests                                      6,444               875   (C)          7,319

Shareholders' equity:
   Common Shares of beneficial interest
      ($0.10 par value)                                   982               138   (D)          1,120
   Additional paid-in capital                         224,989            17,864   (D)        242,853
   Less Common Shares in treasury, at cost               (626)              (89)  (E)           (715)
   Accumulated distributions                          (58,456)                0              (58,456)
   Accumulated loss from operations
      and extraordinary gains (losses)                (48,429)                0              (48,429)
   Accumulated net realized gain
      on sales of real estate                           3,311                 0                3,311
                                                    ---------         ---------            ---------

                                                      121,771            17,913              139,684
                                                    ---------         ---------            ---------

                                                    $ 258,395         $  25,263            $ 283,658
                                                    =========         =========            =========

                       AMERICAN INDUSTRIAL PROPERTIES REIT
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                             AS OF DECEMBER 31, 1997
                                 (IN THOUSANDS)
                                   (UNAUDITED)

(A) Represents the historical financial position of the Trust as of December 31, 1997.

(B) Represents adjustments for the 1998 Acquisition, the 1998 Private Placements and the Common Share Repurchase.

(C) Represents adjustments for the 1998 Acquisition, including closing and transaction costs, of $9,259, comprised of cash of $1,974, borrowings on the Trust's acquisition line of credit (the "Credit Facility") of $6,475, deferred loan costs of $65, and the issuance of 58 limited partnership units in AIP Operating, L.P. with a value of $875. The Credit Facility bears interest at the 30-day LIBOR rate plus 2%, with a maturity of one year.

(D)  Represents adjustments for the 1998 Private Placements.

(E)  Represents adjustments for the Common Share Repurchase.

                       AMERICAN INDUSTRIAL PROPERTIES REIT
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                   (UNAUDITED)

                                                        Trust                       Recent                      RELPS
                                                      Historical       (A)       Transactions      (B)        Historical       (C)
                                                 --------------------        --------------------        --------------------

INCOME
Rents and tenant reimbursements                  $             12,201        $              8,574 (D)    $             11,888
                                                                                             (730)(E)
Equity in earnings of joint venture                              -                           -                           (108)

Interest and other income                                         546                          25 (D)                     527
                                                                                             (164)(E)
                                                 --------------------        --------------------        --------------------

                                                               12,747                       7,705                      12,307
                                                 --------------------        --------------------        --------------------

EXPENSES
Property operating expenses                                     4,315                       2,649 (D)                   5,560
                                                                                             (201)(E)
Depreciation and amortization                                   3,157                       1,370 (D)                   4,003
                                                                                              (87)(E)
Interest expense                                                5,778                       3,713 (D)                   3,089
                                                                                             (256)(E)
General and administrative                                      2,504                        -                          1,518
                                                 --------------------        --------------------        --------------------
Total expenses                                                 15,754                       7,188                      14,170

Income (loss) before
  minority interest                                            (3,007)                        517                      (1,863)

Minority interest                                                -                           -                           -
                                                 --------------------        --------------------        --------------------


Income (loss) from operations                    $             (3,007)      $                 517        $             (1,863)
                                                 ====================        ====================        ====================


Income (loss) from operations
   per share:
       Basic and diluted                         $              (0.91)
                                                 ====================

Weighted average number of
  Common Shares outstanding                                     3,317
                                                 ====================

                                                          RELPS                                                 Pro Forma
                                                       Adjustments                 Adjustments                    Total
                                                  ---------------------        --------------------        -------------------

INCOME
Rents and tenant reimbursements                   $               2,036  (F)    $              -
                                                                 (1,894) (G)                               $             32,075
Equity in earnings of joint venture                                 264  (F)                   -
                                                                   (156) (H)                                                -
Interest and other income                                          (527) (I)                   -
                                                                                                                            407
                                                  ---------------------        --------------------        --------------------

                                                                   (277)                       -                         32,482
                                                  ---------------------        --------------------        --------------------

EXPENSES
Property operating expenses                                          43  (F)                   -
                                                                   (391) (G)                                             11,975
Depreciation and amortization                                     1,014  (F)                 (2,790) (J)
                                                                   (309) (G)                                              6,358
Interest expense                                                  1,388  (F)                 (1,022) (K)
                                                                   (907) (G)                                             11,783
General and administrative                                           63  (F)                    335  (L)
                                                                   (121) (G)                                              4,299
                                                  ---------------------        --------------------        --------------------
Total expenses                                                      780                      (3,477)                     34,415

Income (loss) before
  minority interest                                              (1,057)                      3,477                      (1,933)

Minority interest                                                   208  (F)                   -                            208
                                                  ---------------------        --------------------        --------------------


Income (loss) from operations                     $                (849)       $              3,477        $             (1,725)
                                                  =====================        ====================        ====================


Income (loss) from operations
   per share:
       Basic and diluted                                                                                   $              (0.15)
                                                                                                           ====================

Weighted average number of
  Common Shares outstanding                                                                                              11,193 (M)
                                                                                                           ====================

                       AMERICAN INDUSTRIAL PROPERTIES REIT
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                   (UNAUDITED)



(A) Represents the historical results of operations of the Trust for the year ended December 31, 1997. Certain reclassifications have been made to the historical statements of operations of the Trust to conform to the pro forma financial information presentation. In addition, excludes gain on sale of real estate of $2,163 and extraordinary gain on extinguishment of debt of $2,643.

(B) Represents adjustments for the 1997 Acquisitions, the 1997 Dispositions, the Merger, and the 1998 Acquisition.

(C) Represents the combined historical results of operations of the RELPs acquired in connection with the Merger.

(D) Represents adjustments for the 1997 Acquisitions and the 1998 Acquisition, based on historical operating results. Depreciation is based on the preliminary allocation of the purchase price, with buildings depreciated using the straight-line method over a 40 year period. Interest expense is based on the borrowings incurred at the related interest rates, which range from 7.25% (fixed rate under a mortgage note payable) to 7.70% (the average 30-day LIBOR rate plus 2% during the year ended December 31, 1997).

(E) Represents adjustments to remove the historical results of operations of the 1997 Dispositions.

(F) Represents adjustments, based on historical operating results, for the investment in USAA Chelmsford Associates Joint Venture (the "Joint Venture"), accounted by the RELP on the equity method, which is consolidated by the Trust due to an amendment to the joint venture agreement subsequent to the Merger providing the Trust with control over the major decisions of the Joint Venture.

(G) Represents adjustments to eliminate the historical results of operations of a real estate property which, in conjunction with the Merger, was sold by the RELP to an affiliate.

(H) Represents adjustment to eliminate the equity in earnings of a joint venture. In connection with the Merger, the interest in the joint venture was sold by the RELP to an affiliate.

(I) Represents adjustments to eliminate interest income as a result of cash distributions to the RELP limited partners prior to the Merger.

(J) Represents adjustment to reduce the depreciation of real estate. This adjustment represents increased depreciation resulting from the allocation of purchase price, reduced by the use of a 40 year period by the Trust, rather than a 30 year period, as had been the practice by the RELPs.

(K) Represents adjustment to eliminate interest expense accrued by the Trust related to the notes payable convertible into Common Shares. The amount of non-recurring interest expense represents the difference between the market trading price of $11.88 per Common Share on February 26, 1997, the date of issuance of the modified notes, which contained the convertibility option, and the $10.00 conversion price.

(L) Represents adjustments for incremental general and administrative costs estimated to be incurred by the Trust as a result of the recent growth, including personnel costs.

(M) The pro forma weighted average shares outstanding includes 9,817 Common Shares outstanding at December 31, 1997 and 1,376 Common Shares issued in the 1998 Private Placements. Diluted earnings per share are the same as basic earnings per share as the Trust has a loss from operations.